Execution Copy

FORBEARANCE AGREEMENT

THIS AGREEMENT made as of the 19th day of February, 2004.

B E T W E E N:

RED BROOK DEVELOPMENTS LIMITED, on its own behalf and on behalf of certain debentureholders ("Red Brook")

- and -

VISUAL BIBLE INTERNATIONAL, INC. ("Visual Bible")

- and

VISUAL BIBLE INTERNATIONAL (CANADA) INC.
THE BOOK OF JOHN, INC.
(collectively, the "Guarantors")

WHEREAS:

1. Visual Bible is indebted to the Debentureholders pursuant to the Debentures;

2. to secure the indebtedness, liabilities and obligations owing to the Debentureholders under the Debentures, Visual Bible granted a security interest in its assets to Red Brook and to the Debentureholders pursuant to the Debenture Security;

3. the Guarantors have executed and delivered to and in favour of the Debentureholders the Guarantees listed in Schedule "E" hereto;

4. to secure the indebtedness, liabilities and obligations owing to the Debentureholders under the Guarantees, each of the Guarantors granted a security interest in their respective assets to the Debentureholders pursuant to the Guarantor Security;

5. Red Brook, on its own behalf and on behalf of the Debentureholders, has expressed concern to Visual Bible and as a result, on January 23, 2004 and January 28, 2004 made demand for repayment of a portion of the indebtedness, liabilities and obligations owing to Debentureholders;

6. Red Brook, on its own behalf and on behalf of the Debentureholders, by a letter dated February 4, 2004 agreed to defer certain payments owing to them under the Debentures until February 15, 2004 (the "Deferred Payments");

7. Visual Bible has requested that the Debentureholders further forebear from exercising their rights and remedies under the Debentures, the Debenture Security, the Guarantees and the Guarantor Security so as to permit Visual Bible an opportunity to restructure its business and affairs in accordance with the terms and provisions set forth in this Agreement; and

8. as an inducement to Red Brook and the Debentureholders to so forebear, Visual Bible and the Guarantors have agreed to enter into this Agreement.

NOW THEREFORE in consideration of the acknowledgements, confirmations, covenants and agreements contained herein, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto), each of the Parties hereto hereby agrees as follows:

ARTICLE 1
INTERPRETATION

1.1 Definitions:    Unless otherwise specifically defined in this
Agreement, all capitalized terms used in this Agreement shall have the meanings ascribed to them in the Debentures. The following terms shall have the following meanings:

(a) "Additional Security" has the meaning set out in Section 6.1(a) hereof;

(b) "Canadian Unit A Debenture Security" has the meaning set out in Schedule "D" hereto;

(c) "Canadian Unit B Debenture Security" has the meaning set out in Schedule "D" hereto;

(d) "Deferred Payments" has the meaning set out in the recitals hereto;

(e) "Debentures" means, collectively, those agreements executed by Visual Bible listed in Schedule "B" hereto;

(f) "Debentureholders" means, collectively, those entities listed on Schedule "C" hereto, each of which has been issued one more
Debentures by Visual Bible;

(g) "Debenture Security" means, collectively, those security agreements executed by Visual Bible listed in Schedule "D" hereto;

(h) "Documents" means, collectively, the Debentures, the Debenture Security, the Guarantees and the Guarantor Security;

(i) "Event of Default" means the occurrence of any one or more of the events set forth in Section 8.1 hereof;

(j) "Forbearance Amount" means an amount equal to the lesser of:

(i) sixty six percent (66%) of the Payments currently due by Visual Bible to the Debentureholders pursuant to the terms of the Debentures from the Unit Retained Portion and the B Unit Repayment Proceeds, as the case may be, for sales of the DVD Units from and including January 28, 2004 and for the months of February, 2004 and March, 2004, excluding the Deferred Payments, or

(ii) US $250,000;

(k) "Forbearance Termination Date" has the meaning set out in
Section 5.1 hereof;

(l) "Guarantees" means, collectively, those guarantees executed by the Guarantors listed on Schedule "E" hereto;

(m) "Guarantor Security" means, collectively, the security agreements executed by the Guarantors listed on Schedule "F" hereto;

(n) "Indebtedness" means all amounts owing by Visual Bible to the Debentureholders under the Documents, including the Forbearance Amount;

(o) "New Century" has the meaning set out in Section 6.2(a) hereof;

(p) "Parties" means any one or more of the parties referred to in this Agreement, as the context may require;

(q) "Releasees" has the meaning set out in Section 4.1 hereto;

(r) "Security" means, collectively, the Debenture Security and the Guarantor Security together with the Additional Security;

(s) "US Unit A Debenture Security" has the meaning set out in Schedule "D" hereto; and

(t) "US Unit B Debenture Security" has the meaning set out in Schedule "D" hereto.

ARTICLE 2
INDEBTEDNESS

2.1 Acknowledgement of Indebtedness: Visual Bible acknowledges that as at February 19, 2004, Visual Bible is indebted to the Debentureholders in the amounts set forth in Schedule "A" hereto.

2.2 Interest: Interest on the amounts set forth in section 2.1 above, as well as all costs, fees and other monies incurred by Red Brook in connection with the collection of the Indebtedness, enforcement of the Security, and the disbursements and reasonable legal fees incurred by Red Brook on a solicitor and client basis in connection with all of the same (as contemplated by the Documents) and as a result of an Event of Default occurring hereunder, shall be added to and are deemed to form part of the Indebtedness.

ARTICLE 3
ACKNOWLEDGEMENTS

3.1 Acknowledgements by Visual Bible: Visual Bible confirms and acknowledges to Red Brook, on its own behalf and on behalf of the Debentureholders, that:

(a) the recitals herein are true and correct in every respect;

(b) Visual Bible is in default of its obligations to the Debentureholders under the terms of the Debentures and the Debenture Security, as the case may be;

(c) Red Brook, on its own behalf and on behalf of the Debentureholders, has no obligation to grant the indulgence and forbearance provided for herein;

(d) the Indebtedness is due and owing to the Debentureholders;

(e) Visual Bible has no right or claim of setoff or any similar right or claim against the Debentureholders in connection with the Indebtedness; and

(f) all of the terms of the Debenture Security are, and any other security delivered by Visual Bible and/or the Guarantors or any other person or entity to the Debentureholders to secure the Indebtedness, and any other liabilities and obligations owing to the Debentureholders after the date hereof will be, in full force and effect, constitute legal, valid and binding obligations of Visual Bible or such other person or entity, as applicable, enforceable against such person, and Visual Bible.

3.2 Acknowledgements by the Guarantors: The Guarantors hereby confirm and acknowledge to Red Brook, on its own behalf and on behalf of the Debentureholders, that:

(a) the recitals herein are true and correct in every respect;

(b) the Indebtedness is due and owing to the Debentureholders by Visual Bible;

(c) the Guarantors have no right or claim of setoff or any similar right or claim against the Debentureholders in connection with the amounts that may be owing by them under the Guarantees;

(d) all of the terms of the Guarantor Security constitute legal, valid and binding obligations of the Guarantors and/or such other person or entity, as applicable, enforceable against each of them;

(e) there is no dispute respecting the liability of the Guarantors in connection with the Indebtedness and the obligations of the Guarantors to repay the Indebtedness according to the provisions of the Guarantees;

(f) the Guarantees delivered by the Guarantors are in full force and effect, constitute legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors; and

(g) the Guarantors consent to Visual Bible entering into this Agreement and acknowledge the terms and conditions relating to the repayment of the Indebtedness as set forth herein.

ARTICLE 4
WAIVER

4.1 No Challenge.   Visual Bible and the Guarantors hereby
acknowledge and agree:

(a) not to challenge, attack or contest the legal, valid, binding and enforceable nature of this Agreement, the Documents or the security interests and the liens granted thereunder; and

(b) that nothing contained herein in any way will impair or limit the validity, priority or extent of the Security.

ARTICLE 5
FORBEARANCE

5.1 Forbearance Period. On and subject to the express terms and conditions of this Agreement, Red Brook, on its own behalf and on behalf of the Debentureholders, agrees to forbear from taking any steps to enforce all of the rights and remedies available to Red Brook and the Debentureholders under any of the Documents, this Agreement, at law or in equity in order to collect and enforce payment of the Forbearance Amount until 12:00 noon on March 5, 2004 (the "Forbearance Termination Date") or until an Event of Default occurs, whichever is earlier. If on the Forbearance Termination Date, all the terms of this Agreement have been met, this Agreement shall automatically terminate. For greater certainty, all Payments currently due by Visual Bible to the Debentureholders pursuant to the terms of the Debentures that do not form part of the Forbearance Amount shall be paid to the Debentureholders in accordance with the terms of the Debentures.

ARTICLE 6
ADDITIONAL SECURITY

6.1 Additional Security: In consideration of the execution of this Agreement, the Debentureholders agreeing to accept the Deferred
Payments on February 15, 2004, and the forbearance and indulgence granted hereunder:

(a) Visual Bible hereby grants a security interest (the "Additional Security") to the Debentureholders in Visual Bible's right, title and interest in the agreements listed on Schedule "G" hereto, which Additional Security shall survive the termination of this Agreement;

(b) Section 4.3(c) of the US Unit A Debenture Security and the last sentence of Section 2 of the Canadian Unit A Debenture Security beginning with the words "The Security Interest" are hereby deleted and replaced with the following:

(i) The Security Interest (as defined in the US Unit A Debenture Security and the Canadian Unit A Debenture Security) shall upon completion of all required filings and registrations rank pari passu with only those security interests granted by Visual Bible to secure advances made by Film Finances Inc. for production and pre-launch marketing credit facilities, provided that the principal amount of such credit facilities shall not exceed U.S. $600,000 and the Security Interest shall rank prior to all other security interests granted by Visual Bible in the Collateral (as defined in the US Unit A Debenture Security and the Canadian Unit A Debenture Security);

(c) Section 4.3(c) of the US Unit B Debenture Security and the last sentence of Section 2 of the Canadian Unit B Debenture Security beginning with the words "The B Unit Security Interest" are hereby deleted in their entirety; and

(d) all provisions in any of the Debentures dealing with priority of rights as between lenders to Visual Bible for advances made by persons providing production and pre-launch marketing credit facilities are hereby deleted in their entirety.

6.2 Acknowledgements Regarding Security: In consideration of the execution of this Agreement, the Debentureholders agreeing to accept the Deferred Payments on February 15, 2004 and the forbearance and indulgence granted hereunder, Visual Bible and the Guarantors hereby acknowledge and confirm that:

(a) New Century Investment Holdings Ltd. ("New Century") and Stanley Nashen are Debentureholders;

(b) Debentures were issued by Visual Bible to New Century and
Stanley Nashen;

(c) as security for the obligations owing to New Century and Stanley Nashen, Visual Bible intended to grant a charge and security interest in its assets as it granted to all of the other
Debentureholders under the Debenture Security;

(d) the Guarantors intended to guarantee the obligations owing to New Century by Visual Bible in the same manner as they guaranteed the obligations owing to all of the Debentureholders under the Guarantees, as the case may be, and as security therefor intended to grant a charge and security interest in their respective assets to New Century as they granted to all of the other Debentureholders under the Guarantee Security;

(e) through inadvertence, New Century was not named as lender under the Debenture Security, the Guarantees and the Guarantor Security and Stanley Nashen was not named as a lender under the Canadian Unit A Debenture Security;

(f) the Debenture Security, Guarantees and Guarantor Security are hereby amended to add New Century as a lender thereto and the Canadian Unit A Debenture Security is hereby amended to add Stanley Nashen as a lender thereto, in each case, entitled to the same benefits as the other lenders thereto, which amendments shall survive the termination of this Agreement.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

7.1 Representations and Warranties:  Each of Visual Bible and the
Guarantors represent and warrant to and in favour of Red Brook, on its own behalf and on behalf of the Debentureholders, and acknowledge that Red Brook, on its own behalf and on behalf of the Debentureholders, is relying upon such representations and warranties in entering into this Agreement as follows:

(a) Visual Bible and the Guarantors are each duly incorporated, organized and subsisting under the laws of their respective jurisdictions of incorporation;

(b) the execution, delivery and performance of this Agreement by Visual Bible and the Guarantors and the performance of its obligations hereunder:

(i) has been duly authorized by all necessary corporate actions;

(ii) does not conflict with or result in a breach or violation of or constitute a default under;

(A) the constating documents or by-laws of Visual Bible and the Guarantors;

(B) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Visual Bible and the Guarantors; and

(C) any commitment, agreement or other instrument to which Visual
Bible and the Guarantors is now a party or otherwise bound;  and

(c) all remittances owing by Visual Bible and the Guarantors to the federal and provincial governments and agencies, including, without limitation, in respect of provincial sales tax and source deductions are current and in good standing.

7.2 Non-Merger: The representations and warranties set forth herein shall survive the execution and delivery of this Agreement, and shall continue in full force and effect until the repayment of the Indebtedness in full.

ARTICLE 8
DEFAULT

8.1 Events of Default: Each of the following events shall constitute an Event of Default under this Agreement:

(a) Visual Bible fails to pay to the Debentureholders, any of the payments provided for in Section 5.1 of this Agreement;

(b) any other default or failure in the observance or performance of any other payment or other covenant, obligation or agreement contained herein or under the Documents, existing after the date hereof, save only as may be amended or modified hereby;

(c) any material representation, warranty or statement contained herein which is or proves to be untrue or incorrect;

(d) either of Visual Bible or any of the Guarantors commits or threatens to commit any act of bankruptcy or any action is taken by Visual Bible or any of the Guarantors to institute proceedings to be adjudicated a bankrupt or insolvent or Visual Bible or any of the Guarantors consents to the institution of bankruptcy or insolvency proceedings (unless such proceedings are instituted by or at the request of Red Brook or the Debentureholders) or Visual Bible or any of the Guarantors makes any assignment or proposal in bankruptcy or gives notice of an intention to do so or a bankruptcy petition is filed or presented against Visual Bible or any of the Guarantors under the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or under any other bankruptcy, insolvency or analogous statute or law;

(e) an execution, seizure, distress or any other process becomes enforceable against Visual Bible or any of the Guarantors or upon any property and assets of Visual Bible or any of the Guarantors;

(f) either of the Visual Bible and the Guarantors grants to or for the benefit of any present or future creditor any form of security in order to secure any obligations or liabilities owing or that may be owing to such creditor, without the prior written consent of Red Brook or the Debentureholders, save and except for the Additional Security;

(g) either Visual Bible or any of the Guarantors sells, assigns, transfers, gifts, mortgages, disposes of or otherwise alienates any of their respective property or assets at any time from the date hereof to or for the benefit of any person, other than in the ordinary course of business without the prior written consent of Red Brook or the Debentureholders;

(h) there occurs, in the sole judgement of Red Brook, any material adverse change in the financial condition or prospects of Visual
Bible or any of the Guarantors; or

(i) a receiver, receiver and manager, agent, liquidator or other similar administrator be appointed in respect of the property, assets and undertaking of Visual Bible or any of the Guarantors, or any material part thereof, or the taking by a secured party, lien claimant, other encumbrancer, judgment creditor or a person asserting similar rights of possession of the any of the property, assets and undertaking of Visual Bible or any of the Guarantors, or any part thereof.

ARTICLE 9
REMEDIES ON DEFAULT

9.1 Remedies. Upon the occurrence of an Event of Default and notwithstanding any provision in the Documents to the contrary, Red Brook, on its own behalf and on behalf of the Debentureholders, shall have the immediate right, without further notice or demand, and with the consent of any of Visual Bible and the Guarantors hereby granted, to enforce all its rights and remedies under any of the Documents, at law or in equity without restriction or hindrance.
9.2 Consents. Without limiting the generality of Section 9.1, for greater certainty, upon the occurrence of an Event of Default, each of Visual Bible and the Guarantors shall be deemed to have irrevocably consented to an immediate enforcement of Red Brook's rights under this Agreement or the Documents (notwithstanding any provision in the Documents to the contrary), including, without limitation, the immediate appointment of a receiver or receiver and manager of the property, assets and undertaking of either Visual Bible or any of the Guarantors pursuant to the Security, or any instrument, or by order of the Court.

ARTICLE 10
GENERAL

10.1 Schedules: All Schedules attached hereto form an integral part of this Agreement.

10.2 Severability: If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

10.3 Successors and Assigns. This Agreement shall ensure to the benefit of and be binding upon and enforceable by the parties hereto and their respective successors, assigns, and other legal representatives; provided, however, that Visual Bible and the Guarantors may not assign this Agreement or any benefit hereunder without the prior written consent of Red Brook, which may be unreasonably or arbitrarily withheld. For greater certainty, Red Brook may assign this Agreement or any of its rights hereunder at any time or times to any person or persons without notice to or the consent of Visual Bible or any of the Guarantors.

10.4 Notices. All notices between the parties shall be in writing. Notices delivered personally or by telecopier shall be deemed received on the same business day if delivered personally or by telecopier before 3:00 p.m. on such day, and otherwise on the next business day. Notices deposited with an overnight courier service prior to its deadline on any business day shall be deemed received on the following business day.

     All notices to the Visual Bible and the Guarantors shall be given to:

     Visual Bible International, Inc.
     1235 Bay Street
     Suite 300
     Toronto, ON
     M5R 3K4
     Attention:    Maurice Colson
     Fax Number:    (416) 921-9951

     All notices to Red Brook shall be given to:

     Red Brook Developments Limited
     250 Lesmill Road
     Don Mills, ON
     M3B 2T5
     Attention:     Elly Reisman
     Fax Number:    (416) 449-6438

     with a copy to:

     Soho Financial, a division of 10612569 Ontario Limited
     156 Duncan Mill Road
     Suite 12
     Don Mills, ON
     M3B 3N2
     Attention:     Ed Rosenblat
     Fax Number:    (416) 449-9887

10.5 Further Assurances. Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request in order to effectuate the intent and purposes of and to carry out the terms of this Agreement.

10.6 Financing Statements. Visual Bible hereby specifically authorizes and directs Red Brook, on its own behalf and on behalf of the Debetureholders, to file any financing statements, financing change statements or amendments thereto naming Visual Bible, as the debtor, and describing the collateral as "all personal property of Visual Bible" or "all assets of Visual Bible" or words of similar effect in such jurisdictions and in such filing offices as Red Brook may deem necessary or desirable to perfect the security interest granted to it hereunder or under the Documents.

10.7 Voluntary.     Visual Bible and the Guarantors hereby warrant
that the terms of this Agreement are fully understood by them and that this Agreement is made voluntarily, for the purpose of making compromise and adjustment of the Forbearance Amount.

10.8 Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Visual Bible and each of the Guarantors and Red Brook, and no waiver of any provision of this Agreement nor consent to any departure by Visual Bible and the Guarantors therefrom shall be effective unless it is in writing and signed by Red Brook, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. Counterparts may be executed in original or facsimile form and the parties may adopt any signatures received by a facsimile machine as original signatures of the parties.

10.11 Captions and Headings. The captions and headings preceding the text of the sections or subsections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement, nor shall they in any way affect its meaning, construction or effect.

10.12 Time of the Essence. Time shall be of the essence of this Agreement in all respects.

10.13 Gender, Number etc.: In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

[signatures follow on the next page]

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as the date first set out above.

RED BROOK DEVELOPMENTS LIMITED, on its own behalf and on behalf of the Debentureholders



By:
Name: Elly Reisman
Title:  President


By:
Name:
Title:

VISUAL BIBLE INTERNATIONAL, INC.


By:
Name: Maurice Colson
Title:  Chief Executive Officer


By:
Name:
Title:

VISUAL BIBLE INTERNATIONAL (CANADA) INC.



By:
Name: Maurice Colson
Title:  Chief Executive Officer



By:
Name:
Title:

THE BOOK OF JOHN, INC.


By:
Name:
Title:



By:
Name:
Title:

SCHEDULE A
INDEBTEDNESS

Indebtedness
1. US$ 15,033,645 due by Visual Bible to the Debentureholders under the Debentures, plus interest and any royalties due thereunder, less any amounts received by the Debentureholders to date.

SCHEDULE B

DEBENTURES AND ADDENDA THERETO

1. Visual Bible International, Inc. Debentures to Red Brook
Developments Limited, Ruth Reisman Limited, Augusta Holding Inc.,
Art Kleinstein, Beverly Reisman, Zivojin Maznic, Ronald Prosserman and George Steels each dated December 24, 2002.

2. Visual Bible International, Inc. Subsequent Funding Debentures to AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Fund and IG AG Diversified Growth Class each dated December 24, 2002; Visual Bible International, Inc. Subsequent Funding Debenture to Stanley Nashen, dated January 23, 2003; and Visual Bible International, Inc. Subsequent Funding Debenture to Patrick McDougal, dated February 6, 2003.

3. Addendum to the Debentures among Visual Bible International, Inc., Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman, Zivojin Maznic, Ronald Prosserman, George Steels, Stan Nashen, AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Class, IG AGF Diversified Growth Fund and Patrick McDougall, acknowledged and agreed to by The Book of John, Inc., dated as of February 17, 2003

4. Second Addendum to the Debentures among Visual Bible International, Inc., Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman, Zivojin Maznic, Ronald Prosserman, George Steels, Stan Nashen, AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Class, IG AGF Diversified Growth Fund and Patrick McDougall, acknowledged and agreed to by The Book of John, Inc., dated as of March 4, 2003

5. Third Addendum to the Debentures among Visual Bible International, Inc., Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman, Zivojin Maznic, Ronald Prosserman, George Steels, Stan Nashen, AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Class, IG AGF Diversified Growth Fund and Patrick McDougall, acknowledged and agreed to by The Book of John, Inc., dated as of March 6, 2003
6. Fourth Addendum to the Debentures between Visual Bible International, Inc. and Red Brook Developments Limited, acknowledged and agreed to by The Book of John, Inc., dated as of March 20, 2003

7. Fifth Addendum to the Debentures and First Amendment to
Subscription Agreements among Visual Bible International, Inc., Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding
Inc., Arthur Kleinstein, Beverly Reisman, Ronald Prosserman, George
N. Steels and S. Nashen, dated as of August 28, 2003

8. Visual Bible International, Inc. Debenture to Red Brook
Developments Limited, dated March 4, 2003

9. Visual Bible International, Inc. Debenture to Red Brook
Developments Limited, dated March 6, 2003

10. Visual Bible International, Inc. Debenture to Red Brook
Developments Limited, dated March 20, 2003

11. Visual Bible International, Inc. B Unit Debentures to Red Brook Developments Limited, Art Kleinstein, Herman Grad, Inglewood
Holdings Inc, Maurice Colson, Sheldon Glow, Stan Nashen, Erin Mills Investment Corporation, Westdale Construction Co. Limited and Tom
Krobot each dated August 28, 2003

12. All other Debentures issued by Visual Bible International, Inc. to the Debentureholders.

SCHEDULE C
DEBENTUREHOLDERS

A Unit Debenture Holders
B Unit Debenture Holders


Red Brook Developments Limited
Red Brook Developments Limited


Augusta Holding Inc.
The Erin Mills Investment Corp.


Ruth Reisman Limited
Westdale Construction Co. Limited


AGF Growth Equity Fund
Inglewood Holdings Inc.


GWL Growth Equity Fund
Herman Grad


London Life Growth Equity Fund
Arthur Kleinstein


IG AGF Diversified Growth Fund
Thomas Krobot


IG AGF Diversified Growth Class
Maurice Colson


New Century Investment Holdings Ltd.
Dr. Sheldon Glow


Arthur Kleinstein
Stanley Nashen


Zivojin Maznic



Ronald Prosserman



Beverly Reisman



Stanley Nashen



George N. Steels

SCHEDULE D

SECURITY AGREEMENTS GRANTED
IN CONNECTION WITH THE DEBENTURES

1. General Security Agreement among Visual Bible International, Inc. and Red Brook Developments Limited, Augusta Holding Inc., Beverly Reisman c/o Soho Financial, George Steels, Art Kleinstein, Ron Prosserman, Ruth Reisman Limited, Zivojin Maznic, AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Diversified Growth Fund, IG AGF Diversified Growth Class and Patrick McDougal, dated December 24, 2002 (the "Canadian Unit A Debenture Security");

2. Security Agreement by and among Visual Bible International, Inc. and Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman, Zivojin Maznic, Ronald Prosserman and George Steels, dated December 24, 2002 (the "US Unit A Group A Debenture Security")

3. Security Agreement by and among Visual Bible International, Inc. and AGF Growth Equity Fund, GWL Growth Equity Fund, London Life Growth Equity Fund, IG AGF Growth Equity Fund, IG AGF Diversified Growth Class, Stan Nashen and Patrick McDougall, dated December 24, 2002 (the "US Unit A Group B Debenture Security" and together with the US Unit A Group A Debenture Security, the "US Unit A Debenture Security");

4. General Security Agreement among Visual Bible International, Inc. and Red Brook Developments Limited, Westdale Construction Co.
Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood
Holdings Inc., dated August 28, 2003. (the "Canadian Unit B
Debenture Security"); and

5. Security Agreement by and among Visual Bible International, Inc. and Red Brook Developments Limited, the Erin Mills Investment Corporation, Herman Grad, Art Kleinstein, Thomas C. Krobot, Maurice
J. Colson, Sheldon Glow, S. Nashen, Inglewood Holdings Inc. and one other party, dated August 28, 2003 (the "US Unit B Debenture Security").

SCHEDULE E

GUARANTEES

1. Guarantee and Postponement of Claim by Visual Bible International (Canada), Inc. in favour of Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman c/o Soho Financial, Zivojin Maznic, Ron Prosserman, George Steels, Stan Nashen, Patrick McDougall, Jayvee & Co. c/o AGF Management Limited and Royal Trust Corp. of Canada c/o AGF Management Limited, dated as of February 14, 2003

2. Guarantee and Postponement of Claim by The Book of John, Inc. in favour of Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman c/o Soho Financial, Zivojin Maznic, Ron Prosserman, George Steels, Stan Nashen, Patrick McDougall, Jayvee & Co. c/o AGF Management Limited and Royal Trust Corp. of Canada c/o AGF Management Limited, dated as of February 14, 2003

3. Guarantee and Postponement of Claim by Visual Bible International (Canada), Inc. in favour of Red Brook Developments Limited, Westdale Construction Co. Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood Holdings Inc., dated as of August 28, 2003

4. Guarantee and Postponement of Claim by The Book of John, Inc. in favour of Red Brook Developments Limited, Westdale Construction Co. Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood Holdings Inc., dated as of August 28, 2003

SCHEDULE F

SECURITY AGREEMENTS GRANTED
IN CONNECTION WITH THE GUARANTEES

1. General Security Agreement by Visual Bible International (Canada), Inc. in favour of Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman c/o Soho Financial, Zivojin Maznic, Ron Prosserman, George Steels, Stan Nashen, Patrick McDougall, Jayvee & Co. c/o AGF Management Limited and Royal Trust Corp. of Canada c/o AGF Management Limited, dated as of February 14, 2003

2. General Security Agreement by The Book of John, Inc. in favour of Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman c/o Soho Financial, Zivojin Maznic, Ron Prosserman, George Steels, Stan Nashen, Patrick McDougall, Jayvee & Co. c/o AGF Management Limited and Royal Trust Corp. of Canada c/o AGF Management Limited, dated as of February 14, 2003

3. General Security Agreement by Visual Bible International
(Canada), Inc. in favour of Red Brook Developments Limited, Westdale Construction Co. Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood Holdings Inc., dated as of August 28, 2003

4. General Security Agreement by The Book of John, Inc. in favour of Red Brook Developments Limited, Westdale Construction Co. Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom
Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood Holdings Inc., dated as of August 28, 2003

5. "The Book of John" f/k/a "The Gospel of John" Copyright Mortgage and Assignment; Power of Attorney by the Book of John, Inc. to and in favour of Red Brook Developments Limited, Ruth Reisman Limited, Augusta Holding Inc., Art Kleinstein, Beverly Reisman c/o Soho Financial, Zivojin Maznic, Ron Prosserman, George Steels, Stan Nashen, Patrick McDougall, Jayvee & Co. c/o AGF Management Limited, Royal Trust Corp. of Canada ITF Acct: 99480027 and Royal Trust Corp. of Canada ITF Acct: 99480072, dated as of February 14, 2003

6. "The Book of John" f/k/a "The Gospel of John" Copyright Mortgage and Assignment; Power of Attorney by The Book of John, Inc. to and in favour of Red Brook Developments Limited, Westdale Construction Co. Limited, Erin Mills Investment Corp., Herman Grad, Art Kleinstein, Tom Krobot, Moe Colson, Sheldon Glow, Stan Nashen and Inglewood Holdings Inc., dated as of August 28, 2003
1.

SCHEDULE "G"
LIST OF AGREEMENTS

1. Settlement and New Licensing Agreement between International
Bible Society and Visual Bible International, Inc. entered into as of November 2, 2001;

2. Licensing Agreement between American Bible Society and Visual
Bible International, Inc. entered into as of September 20, 2000;

3. Licensing Agreement between Genesis Broadcasting Systems, Inc.
and Visual Bible International, Inc.;

4. Memorandum of Understanding between The United Bible Societies and Visual Bible International, Inc.;

5. Licensing Agreement between The Bible Society in Italy/Societa
Biblica Britannica E Forestiera Editrice Elledici and Visual Bible, Inc. entered into as of October 11, 2001;

6. Licensing Agreement between The Bible Society of Brazil and
Visual Bible, Inc. entered into September 17, 2001; and

7. Agreement between Thomas Nelson Publishers and Visual Bible, Inc. dated September 1, 2001, as amended.